(Tan Form)
                              LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
                                       of
                        BLONDER TONGUE LABORATORIES, INC.
              Pursuant to the Offer to Purchase Dated May 17, 1999

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THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON TUESDAY, JUNE 15, 1999, UNLESS THE OFFER IS EXTENDED.
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     Please read this Letter of Transmittal carefully, including the instructions on pages 9 through 13. This Letter of Transmittal should be promptly (i) completed and signed in the space provided on page 8 and in the Substitute Form W-9 on page 14 and (ii) hand delivered or mailed by registered or certified mail, return receipt requested, together with the certificates representing all shares of common stock of Blonder Tongue Laboratories, Inc. (the "Company") you wish to tender, to American Stock Transfer and Trust Company (the "Depositary"), at the appropriate address below. If you have any questions, the Depositary's phone number is (800) 937-5449 (from outside New York) or (718) 921-8200 (from inside New York).

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER AND TRUST COMPANY

  By Registered or Certified                                  By Hand:
            Mail:                                    American Stock Transfer and
 American Stock Transfer and                                Trust Company
        Trust Company                                      40 Wall Street
        40 Wall Street                                       46th Floor
      New York, New York                                 New York, New York
            10005                                               10005


  By Overnight Delivery:                                 By Facsimile:
American Stock Transfer and                       American Stock Transfer and
       Trust Company                                     Trust Company
      40 Wall Street                              (for Eligible Institutions
        46th Floor                                           only)
    New York, New York                                  (718) 234-5001
           10005

               Confirm by Telephone:     (800) 937-5449 (from outside New York)
                                         (718) 921-8200 (from inside New York)

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL
                        NOT CONSTITUTE A VALID DELIVERY.

     Stockholders tendering Shares (other than 401(k) Plan Shares (as defined below)) should complete the following chart:

------------------------------------------------------------------------------------------------------------------------------------
            DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
------------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s) (Please                          Shares Tendered
fill in exactly as name(s) appear(s) on certificate(s))            (Attach Additional Signed List if necessary)
--------------------------------------------------------- --------------------------------------------------------------------------
                                                                                      Total Number of
                                                              Certificate           Shares Represented          Number of Shares
                                                             Number(s)(1)                   by                    Tendered(2)
                                                                                      Certificate(1)
                                                          --------------------      --------------------      ----------------------

                                                          --------------------      --------------------      ----------------------

                                                          --------------------      --------------------      ----------------------

                                                          --------------------      --------------------      ----------------------

                                                          --------------------------------------------------------------------------
                                                          Total Shares:
------------------------------------------------------------------------------------------------------------------------------------

(1) Need not be completed by stockholders tendering Shares by book-entry transfer.

(2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

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


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Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.(1) (Attach additional signed list if necessary.) See Instruction 15.

  1st:___        2nd:___       3rd:___        4th:___        5th:___
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(1)  If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 15.

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/ /       Check here if any of the Share certificates that you own have been lost, stolen or destroyed. See Instruction 16. Number of Shares represented by lost, stolen or destroyed Share certificates: _______

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     This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase.

     Participants in the Company's 401(k) plan may not use this Letter of Transmittal to direct the tender of their Shares held through such plan ("401(k) Plan Shares"). Such participants must follow the instructions set forth in the materials, and must use the Direction Form, sent to them separately by the trustee of such plan or its authorized representative. Union Bank & Trust, the trustee for the Company's 401(k) plan, will submit one Letter of Transmittal for such plan on behalf of all tendering plan participants. If a holder owns Shares, in addition to any 401(k) Plan Shares that he or she desires to tender, such holder must submit both this Letter of Transmittal to tender the non-401(k) Plan Shares and the Direction Form to tender the 401(k) Plan Shares.

     Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedures for book-entry transfer on a timely basis, must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Documents delivered to the Company will not be forwarded to the Depositary and therefore will not be deemed validly delivered. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.




             (BOXES BELOW ARE FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ /         CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

            Name of Tendering Institution:......................................

            Account No.:........................................................

            Transaction Code No.:...............................................

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

         Name(s) of Tendering Stockholder(s):...................................

         Date of Execution of Notice of Guaranteed Delivery:....................

         Name of Institution that Guaranteed Delivery:..........................

         If delivery is by book-entry transfer:
         Name of Tendering Institution:.........................................

         Account No.:...........................................................

         Transaction Code No.:..................................................


              NOTE: SIGNATURES MUST BE PROVIDED ON PAGES 8 AND 14. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Blonder Tongue Laboratories, Inc., a Delaware corporation (the "Company"), the above-described shares of its common stock, par value $0.001 per share (shares of Common Stock are referred to herein as "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 17, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares, (ii) present such Shares for registration and transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions of this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, as well as the undersigned's representation and warranty to the Company that: (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine the lowest single per Share price (not greater than $8.00 nor less than $6.00 per Share) (the "Purchase Price"), that will allow it to purchase 750,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn) pursuant to the Offer. The undersigned understands that the Company will pay the Purchase Price for all Shares validly tendered at prices at or below the Purchase Price and not withdrawn, upon the terms and subject to the conditions of the Offer, including the financing condition described in Section 2 of the Offer to Purchase and the proration and conditional tender provisions. Certificates representing Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration or conditional tender will be returned at the Company's expense. See Section 1 of the Offer to Purchase.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

                                           PRICE (IN DOLLARS) PER SHARE
                                        AT WHICH SHARES ARE BEING TENDERED
                                                (See Instruction 5)

  CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES.

    IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE LETTER OF
               TRANSMITTAL FOR EACH PRICE SPECIFIED MUST BE USED.

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              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

/ / The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the "Dutch Auction" tender process. This action will result in receiving a price per Share of as low as $6.00 or as high as $8.00

                                     - OR -

               SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. A stockholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares can not be tendered at more than one price.

              / / $6.00        / / $6.750       / / $7.500
              / / $6.125       / / $6.875       / / $7.625
              / / $6.250       / / $7.000       / / $7.750
              / / $6.375       / / $7.125       / / $7.875
              / / $6.500       / / $7.250       / / $8.000
              / / $6.625       / / $7.375

================================================================================
                                    ODD LOTS
                               (See Instruction 9)

This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who owns beneficially as of the close of business on May 14, 1999, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (not including any 401(k) Plan Shares held by such stockholder). Odd lot Shares can not be conditionally tendered.

The undersigned either (check one box):

/ / owned beneficially as of the close of business on May 14, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (not including any 401(k) Plan Shares held by such stockholder), all of which are being tendered, or

/ /  is a broker, dealer, commercial bank, trust company or other nominee that
     (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on May 14, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (not including any 401(k) Plan Shares held by such stockholder) and is tendering all of such Shares.
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                                       6

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                    CONDITIONAL TENDERS (See Instruction 10)

     A tendering stockholder may condition his or her tender of Shares upon the purchase by the Company of a specified minimum number of the Shares tendered hereby, all as described in the Offer to Purchase. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

     Minimum number of Shares that must be purchased, if any are purchased:


                            .................. Shares
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                          SPECIAL PAYMENT INSTRUCTIONS
                       (See Instructions 1, 4, 6, 7 and 8)

                To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.



           Issue  / /  check and/or  / /    certificate(s) to:

           Name:................................................
                              (Please print)

           Address:.............................................

           .....................................................
                            (Include Zip Code)

           Taxpayer I.D. or Social Security No.:

           .....................................................



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                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 8)

                To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

              Issue  / / check and/or   / /   certificate(s) to:

              Name:................................................
                                 (Please print)

              Address:.............................................

              .....................................................
                               (Include Zip Code)

              Taxpayer I.D. or Social Security No.:

              .....................................................


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                                       7

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                                PLEASE SIGN HERE
                      (to be completed by all stockholders)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorneyinfact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.


Dated:.............................., 1999

Name(s):........................................................................
                                 (Please print)

Capacity (Full Title):..........................................................

Address:........................................................................

 ................................................................................
                               (Include Zip Code)

Area Code and Telephone Number:.................................................

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                      GUARANTEE OF SIGNATURES, IF REQUIRED
                           (See Instructions 1 and 6)

Firm Name:......................................................................
                                 (Please print)

Authorized Signature:...........................................................

Title:..........................................................................

Address:........................................................................
                               (Include Zip Code)


Dated:....................., 1999

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                                       8

                                  INSTRUCTIONS
             (Forming Part of the Terms and Conditions of the Offer)

1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a recognized member of an Eligible Institution (as defined below), unless: (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal; or (ii) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each such entity, an "Eligible Institution"). See Instruction 6.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), or an Agent's Message (as defined below), and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming part of a confirmation of a book-entry transfer which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against the participant.

Stockholders whose Share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and
(iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) American Stock Exchange trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The method of delivery of all documents, including Share certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered by this Letter of Transmittal, the stockholder must either: (i) check the box under "Shares Tendered at Price Determined by Dutch Auction;" or
(ii) check the box indicating the price per Share at which such stockholder is tendering Shares under "Shares Tendered at Price Determined by Stockholder." Only one box may be checked. If more than one box is checked or if no box is checked, there is not a valid tender of shares. A stockholder wishing to tender portions of such stockholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

7. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

9. ODD LOTS. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not properly withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially, as of the close of business on May 14, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (not including any 401(k) Plan Shares held by such stockholder) and who validly tendered all such Shares at or below the Purchase Price (including by not designating a purchase price as described above). Partial tenders of Shares will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

10. CONDITIONAL TENDERS. As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tender on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all Shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn, subject to reinstatement if such Conditionally Tendered Shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. Conditional Tenders will be selected by lot only from stockholders who tender all of their Shares. All tendered Shares shall be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional Tender alternative is made available so that a stockholder may assure that the purchase of Shares from the stockholder pursuant to the Offer will be treated as a sale of such Shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering stockholder's responsibility to calculate the minimum number of Shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult his or her own tax advisor.

In the event of proration, any Shares tendered pursuant to a Conditional Tender for which the minimum requirements are not satisfied may not be accepted and thereby deemed withdrawn.

11. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder must complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign stockholders) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct taxpayer identification number in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number or Substitute Form W-9 for additional instructions. In order for a foreign stockholder to qualify as an exempt recipient, a foreign stockholder must submit an Internal Revenue Service ("IRS") Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Form W-8 may be obtained from the Depositary.

12. WITHHOLDING ON FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or its agent unless (a) the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States or (b) the foreign stockholder establishes to the satisfaction of the Company and the Depositary that the sale of Shares by such foreign stockholder pursuant to the Offer will qualify as a "sale or exchange," rather than as a distribution taxable as a dividend, for United States federal income tax purposes (see

Section 14 of the Offer to Purchase). For this purpose, a foreign stockholder is any stockholder that is not: (i) a citizen or resident of the United States;
(ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof;
(iii) an estate, the income of which is subject to United States federal income taxation regardless of the source of such income; or (iv) a trust the administration of which a court within the United States is able to exercise primary supervision and all substantial decisions of which one or more United States persons have the authority to control. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 4224. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Each foreign stockholder is urged to consult its tax advisor regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedure.

13. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Dealer Manager at its address and telephone number set forth at the end of this Letter of Transmittal. Such materials may alternatively be obtained from your broker, dealer, commercial bank or trust company.

14. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

15. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 14 of the Offer to Purchase.

16. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If any Share certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box following the box captioned "Description of Shares Tendered" and indicating the number of Shares so lost, destroyed or stolen. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace such Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedure for replacing lost, destroyed or stolen Share certificate(s) has been followed. To expedite replacement, call from outside New York toll free: (800) 937-5449, or from inside New York: (718) 921-8200.

                                    IMPORTANT

PARTICIPANTS IN THE COMPANY'S 401(K) PLAN MAY NOT USE THIS LETTER OF TRANSMITTAL TO DIRECT THE TENDER OF THE SHARES ATTRIBUTABLE TO THE PARTICIPANT'S ACCOUNT BUT MUST USE THE "DIRECTION FORM" SENT TO THEM BY THE TRUSTEE OF THE 401(K) PLAN. PARTICIPANTS IN THE COMPANY'S 401(K) PLAN ARE URGED TO READ THE SEPARATE "DIRECTION FORM" AND RELATED MATERIALS CAREFULLY.

THE COMPANY IS NOT OFFERING, AS PART OF THE OFFER, TO PURCHASE ANY OPTIONS OUTSTANDING UNDER ANY OF ITS STOCK OPTION PLANS AND TENDERS OF OPTIONS WILL NOT BE ACCEPTED. HOLDERS OF OPTIONS WHO WISH TO PARTICIPATE IN THE OFFER MUST EXERCISE

THEIR OPTIONS BY PAYING THE APPLICABLE EXERCISE PRICE AND WITHHOLDING TAXES AND THEN TENDER THE SHARES ISSUED UPON SUCH EXERCISE PURSUANT TO THE OFFER. SEE INSTRUCTION 2.

THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), OR AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THIS LETTER OF TRANSMITTAL.

                   TO BE COMPLETED BY ALL TENDERING REGISTERED
                              HOLDERS OF SECURITIES

             Payer's Name: AMERICAN STOCK TRANSFER AND TRUST COMPANY

------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9             Part 1: PLEASE PROVIDE YOUR TIN IN THE
                                APPROPRIATE BOX AT RIGHT AND CERTIFY BY               ...................................
                                SIGNING AND DATING BELOW.                             Social Security Number

                                ..........................................                             OR
DEPARTMENT OF THE               NAME (if a joint account or you changed               ...................................
TREASURY INTERNAL               your name, see Guidelines)                            Employer Identification Number
REVENUE SERVICE
                                ------------------------------------------
                                CHECK APPROPRIATE BOX:
                                / / Individual/Sole Proprietor                        Part-2--For Payees exempt from
                                / / Corporation  / / Partnership                      backup withholding, see Instructions
                                / / Other                                             11 and 12 above and Guidelines for
                                                                                      Certification of Taxpayer-Identification
                                ..........................................            Number on Substitute Form W-9 enclosed
Payer's Request for             BUSINESS NAME, if different from                      herewith and complete as instructed herein.
Taxpayer Identification         above (See Guidelines):
Number ("TIN") and
Certification                   ..........................................
                                ADDRESS

                                ..........................................
                                CITY            STATE           ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------

Part 3--CERTIFICATION--Under penalties of perjury, I certify that (i) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.


SIGNATURE .......................................... DATE .....................

CERTIFICATION INSTRUCTIONS--You must cross out Item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. If you are exempt from backup withholding, check the box in Part 5 below.

--------------------------------------------------------------------------------
Part 4--AWAITING TIN  / /  Part 5--EXEMPT TIN / /
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
          PART 4 OF THIS SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payer within 60 days, the payer is required to withhold 31% of all reportable payments made to me thereafter until I provide a number.


Signature ............................................  Date ...................
--------------------------------------------------------------------------------

           The Dealer Manager and Information Agent for the Offer is:


                               Ferris, Baker Watts
                                  Incorporated
                                100 Light Street
                            Baltimore, Maryland 21202
                 Contact: Steven L. Shea, Senior Vice President
                        Toll Free Number: (800) 247-7223